[USAA                      USAA LIFE INVESTMENT TRUST
EAGLE                  SUPPLEMENT DATED JANUARY 23, 2004
LOGO (R)]          TO THE STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 2003


THE FOLLOWING INFORMATION REPLACES THE THIRD AND FIFTH PARAGRAPHS FOUND UNDER SUBADVISORY AGREEMENTS ON PAGE 24 OF THE STATEMENT OF ADDITIONAL INFORMATION.

For the USAA Life Growth and Income Fund, the Adviser has entered into a Subadvisory Agreement with Wellington Management Company, LLP (Wellington Management). The Adviser (not the Fund) pays Wellington Management a fee in an annual amount not to exceed 0.20% of the Fund's average daily net assets that Wellington manages. Wellington Management, a Massachusetts limited liability partnership and registered investment adviser, is owned entirely by its 76 partners, all of whom are full-time professional members of the firm. The managing partners of Wellington are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan.

For the USAA Life Diversified Assets Fund, the Adviser has entered into a Subadvisory Agreement with Wellington Management. The Adviser (not the Fund) pays Wellington Management a fee in an annual amount not to exceed 0.20% of the Fund's average daily net assets that Wellington Management manages.